Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2025	2024
Net sales	$4,417	$4,492
Cost of goods sold	2,342	2,550
Research and development expense	335	332
Selling, general and administrative expenses	751	736
Amortization of intangibles	162	177
Restructuring and asset related charges - net	22	75
Other income (expense) - net	15	(99)
Interest expense	36	41
Income (loss) from continuing operations before income taxes	784	482
Provision for (benefit from) income taxes on continuing operations	117	106
Income (loss) from continuing operations after income taxes	667	376
Income (loss) from discontinued operations after income taxes	(11)	47

Net income (loss)	656	423

Net income (loss) attributable to noncontrolling interests	4	4

Net income (loss) attributable to Corteva	$652	$419

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.97	$0.53
Basic earnings (loss) per share of common stock from discontinued operations	(0.02)	0.07
Basic earnings (loss) per share of common stock	$0.95	$0.60

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.97	$0.53
Diluted earnings (loss) per share of common stock from discontinued operations	(0.02)	0.07
Diluted earnings (loss) per share of common stock	$0.95	$0.60

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	684.9	700.4
Diluted	686.6	702.8

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	March 31, 2025	December 31, 2024	March 31, 2024
Assets
Current assets
Cash and cash equivalents	$2,008	$3,106	$1,505
Marketable securities	1	63	153
Accounts and notes receivable - net	8,294	5,676	7,906
Inventories	5,132	5,432	6,183
Other current assets	1,152	820	1,416
Total current assets	16,587	15,097	17,163
Investment in nonconsolidated affiliates	136	134	123
Property, plant and equipment	9,244	9,074	9,013
Less: Accumulated depreciation	5,139	4,975	4,807
Net property, plant and equipment	4,105	4,099	4,206
Goodwill	10,332	10,408	10,553
Other intangible assets	8,718	8,876	9,446
Deferred income taxes	413	401	551
Other assets	1,832	1,810	1,583
Total Assets	$42,123	$40,825	$43,625

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$2,291	$750	$2,148
Accounts payable	3,905	4,039	3,606
Income taxes payable	322	207	311
Deferred revenue	2,631	3,287	2,694
Accrued and other current liabilities	2,332	2,103	2,573
Total current liabilities	11,481	10,386	11,332
Long-term debt	1,792	1,953	2,492
Other noncurrent liabilities
Deferred income tax liabilities	369	478	753
Pension and other post-employment benefits	2,239	2,271	2,453
Other noncurrent obligations	1,715	1,707	1,587
Total noncurrent liabilities	$6,115	$6,409	$7,285

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2025 - 683,026,000; December 31, 2024 - 685,595,000; and March 31, 2024 - 697,800,000	7	7	7
Additional paid-in capital	26,962	27,196	27,468
Retained earnings (accumulated deficit)	587	55	302
Accumulated other comprehensive income (loss)	(3,271)	(3,469)	(3,010)
Total Corteva stockholders' equity	24,285	23,789	24,767
Noncontrolling interests	242	241	241
Total equity	24,527	24,030	25,008
Total Liabilities and Equity	$42,123	$40,825	$43,625

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2025	2024
Operating activities
Net income (loss)	$656	$423
(Income) loss from discontinued operations after income taxes	11	(47)
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	296	307
Provision for (benefit from) deferred income tax	(122)	(152)
Net periodic pension and OPEB (benefit) cost, net	10	41
Pension and OPEB contributions	(51)	(53)
Net (gain) loss on sales of property, businesses, consolidated companies and investments	(4)	(5)
Restructuring and asset related charges - net	22	75
Other net loss	75	141
Changes in assets and liabilities, net
Accounts and notes receivable	(2,505)	(2,546)
Inventories	379	618
Accounts payable	(190)	(615)
Deferred revenue	(667)	(700)
Other assets and liabilities	(11)	(93)
Cash provided by (used for) operating activities - continuing operations	$(2,101)	$(2,606)
Cash provided by (used for) operating activities - discontinued operations	(8)	(3)
Cash provided by (used for) operating activities	$(2,109)	$(2,609)
Investing activities
Capital expenditures	$(94)	$(148)
Proceeds from sales of property, businesses and consolidated companies - net of cash divested	8	5
Purchases of investments	—	(132)
Proceeds from sales and maturities of investments	62	7
Other investing activities, net	(10)	(2)
Cash provided by (used for) investing activities	$(34)	$(270)
Financing activities
Net change in borrowings (less than 90 days)	$745	$656
Proceeds from debt	637	1,675
Payments on debt	(14)	(190)
Repurchase of common stock	(270)	(252)
Proceeds from exercise of stock options	35	8
Dividends paid to stockholders	(116)	(112)
Other financing activities, net	(22)	(19)
Cash provided by (used for) financing activities	$995	$1,766
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	21	(31)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	$(1,127)	$(1,144)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,422	3,158
Cash, cash equivalents and restricted cash equivalents at end of period	$2,295	$2,014

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2025	2024
Corn	$2,069	$2,087
Soybean	305	292
Other oilseeds	223	245
Other	110	127
Seed	$2,707	$2,751

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2025	2024
Herbicides	$860	$886
Insecticides	336	373
Fungicides	304	295
Biologicals	84	82
Other	126	105
Crop Protection	$1,710	$1,741

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2025	2024
North America[1]	$1,597	$1,471
EMEA[2]	826	918
Latin America	185	271
Asia Pacific	99	91
Rest of World[3]	1,110	1,280
Net Sales	$2,707	$2,751

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2025	2024
North America[1]	$613	$616
EMEA[2]	651	670
Latin America	257	244
Asia Pacific	189	211
Rest of World[3]	1,097	1,125
Net Sales	$1,710	$1,741

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2025
Net Sales (GAAP)	$4,417
Add: Impacts from Currency and Portfolio / Other	191
Organic Sales (Non-GAAP)	$4,608

	Three Months Ended March 31,
OPERATING EBITDA	2025	2024
Seed	$842	$748
Crop Protection	377	310
Corporate Expenses	(30)	(24)
Operating EBITDA (Non-GAAP)	$1,189	$1,034

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended March 31,
	2025	2024
Income (loss) from continuing operations after income taxes (GAAP)	$667	$376
Provision for (benefit from) income taxes on continuing operations	117	106
Income (loss) from continuing operations before income taxes (GAAP)	784	482
Depreciation and amortization	296	307
Interest income	(32)	(35)
Interest expense	36	41
Exchange (gains) losses - net[1]	27	59
Non-operating (benefits) costs - net[2]	10	52
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	9	1
Significant items (benefit) charge[3]	59	127
Operating EBITDA (Non-GAAP)	$1,189	$1,034
1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2025 vs. Q1 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$123	6%	$134	6%	2%	4%	—%	—%
EMEA	(111)	(7)%	(8)	—%	2%	(2)%	(7)%	—%
Latin America	(73)	(14)%	(4)	(1)%	(5)%	4%	(13)%	—%
Asia Pacific	(14)	(5)%	(6)	(2)%	2%	(4)%	(2)%	(1)%
Rest of World	(198)	(8)%	(18)	(1)%	—%	(1)%	(7)%	—%
Total	$(75)	(2)%	$116	3%	1%	2%	(5)%	—%

SEED
	Q1 2025 vs. Q1 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$126	9%	$129	9%	4%	5%	—%	—%
EMEA	(92)	(10)%	(26)	(3)%	3%	(6)%	(7)%	—%
Latin America	(86)	(32)%	(51)	(19)%	(5)%	(14)%	(13)%	—%
Asia Pacific	8	9%	10	11%	12%	(1)%	(2)%	—%
Rest of World	(170)	(13)%	(67)	(5)%	2%	(7)%	(8)%	—%
Total	$(44)	(2)%	$62	2%	3%	(1)%	(4)%	—%

CROP PROTECTION
	Q1 2025 vs. Q1 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(3)	—%	$5	1%	(3)%	4%	(1)%	—%
EMEA	(19)	(3)%	18	3%	—%	3%	(6)%	—%
Latin America	13	5%	47	19%	(5)%	24%	(14)%	—%
Asia Pacific	(22)	(10)%	(16)	(8)%	(2)%	(6)%	(2)%	—%
Rest of World	(28)	(2)%	49	4%	(2)%	6%	(6)%	—%
Total	$(31)	(2)%	$54	3%	(2)%	5%	(5)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q1 2025 vs. Q1 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$(18)	(1)%	$65	3%	3%	—%	(4)%	—%
Soybeans	13	4%	15	5%	2%	3%	(1)%	—%
Other oilseeds	(22)	(9)%	(7)	(3)%	4%	(7)%	(6)%	—%
Other	(17)	(13)%	(11)	(9)%	8%	(17)%	(4)%	—%
Total	$(44)	(2)%	$62	2%	3%	(1)%	(4)%	—%

CROP PROTECTION PRODUCT LINE
	Q1 2025 vs. Q1 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(26)	(3)%	$12	1%	(2)%	3%	(4)%	—%
Insecticides	(37)	(10)%	(17)	(5)%	(1)%	(4)%	(5)%	—%
Fungicides	9	3%	28	9%	(4)%	13%	(6)%	—%
Biologicals	2	2%	8	10%	(5)%	15%	(8)%	—%
Other	21	20%	23	22%	1%	21%	(2)%	—%
Total	$(31)	(2)%	$54	3%	(2)%	5%	(5)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2025	2024
Seed	$(40)	$(16)
Crop Protection	(14)	(97)
Corporate	(5)	(14)
Total significant items before income taxes	$(59)	$(127)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[7]		($ Per Share)
	2025	2024	2025	2024	2025	2024
1st Quarter
Restructuring and asset related charges - net[1]	$(22)	$(75)	$(17)	$(56)	$(0.02)	$(0.08)
Estimated settlement expense[2]	—	(54)	—	(41)	—	(0.06)
Gain (loss) on sale of assets[3]	—	4	—	3	—	0.01
Acquisition-related costs[4]	—	(2)	—	(1)	—	—
AltEn facility remediation charges[5]	(37)	—	(28)	—	(0.04)	—
Income tax items[6]	—	—	55	—	0.08	—
1st Quarter – Total	$(59)	$(127)	$10	$(95)	$0.02	$(0.13)

1.First quarter 2025 includes restructuring and asset related benefits (charges) of $(22). The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program.

First quarter 2024 includes restructuring and asset related benefits (charges) of $(75). The charges primarily relate to a $(55) charge associated with the Crop Protection Operations Strategy Restructuring Program and a $(20) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.First quarter 2024 includes estimated Lorsban® related charges of $(54).

3.First quarter 2024 includes a benefit of $4 relating related to the 2022 Restructuring Actions consisting of a gain on the sale of assets.

4.First quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

5.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

6.The tax only significant item benefit for the first quarter 2025 reflects a deferred tax benefit associated with a change in a legal entity's U.S. tax characterization.

7.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended March 31,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$663	$372	$0.97	$0.53
Less: Non-operating benefits (costs), after tax[1]	(8)	(40)	(0.01)	(0.06)
Less: Amortization of intangibles (existing as of Separation), after tax	(109)	(117)	(0.16)	(0.17)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(7)	(1)	(0.01)	—
Less: Significant items benefit (charge), after tax	10	(95)	0.02	(0.13)
Operating Earnings (Loss) (Non-GAAP)[2]	$777	$625	$1.13	$0.89

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-10 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended March 31,
	2025	2024
Operating EBITDA (Non-GAAP)[1]	$1,189	$1,034
Depreciation	(134)	(130)
Amortization of intangibles (post Separation)	(20)	(23)
Interest income	32	35
Interest expense	(36)	(41)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(220)	(194)
Base income tax rate from continuing operations (Non-GAAP)[1]	21.3%	22.1%
Exchange gains (losses), after tax[2]	(30)	(52)
Net (income) loss attributable to non-controlling interests	(4)	(4)
Operating Earnings (Loss) (Non-GAAP)[1]	$777	$625
Diluted Shares (in millions)	686.6	702.8
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$1.13	$0.89
1.     Refer to pages A-5 through A-7, A-9 and A-11 for Non-GAAP reconciliations.
2.     Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended March 31,
	2025	2024
Income (loss) from continuing operations before income taxes (GAAP)	$784	$482
Add: Significant items (benefit) charge[1]	59	127
Non-operating (benefits) costs	10	52
Amortization of intangibles (existing as of Separation)	142	154
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	9	1
Less: Exchange gains (losses)[2]	(27)	(59)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,031	$875

Provision for (benefit from) income taxes on continuing operations (GAAP)	$117	$106
Add: Tax benefits on significant items (benefit) charge[1]	69	32
Tax benefits on non-operating (benefits) costs	2	12
Tax benefits on amortization of intangibles (existing as of Separation)	33	37
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	2	—
Tax (expenses) benefits on exchange gains (losses)[2]	(3)	7
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$220	$194

Effective income tax rate (GAAP)	14.9%	22.0%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	7.3%	0.9%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	22.2%	22.9%
Exchange gains (losses), net effect[2]	(0.9)%	(0.8)%
Base income tax rate from continuing operations (Non-GAAP)	21.3%	22.1%

1. See page A-8 for further detail on the significant items table.
2. See page A-12 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2025	2024
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$(47)	$23
Local tax (expenses) benefits	(1)	(10)
Net after-tax impact from subsidiary exchange gain (loss)	$(48)	$13

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$20	$(82)
Tax (expenses) benefits	(2)	17
Net after-tax impact from hedging program exchange gain (loss)	$18	$(65)

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(27)	$(59)
Tax (expenses) benefits	(3)	7
Net after-tax exchange gain (loss)	$(30)	$(52)

Non-controlling interest adjustment	—	1

Net after-tax exchange gain (loss) attributable to Corteva	$(30)	$(51)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."